UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 25, 2015

FRANKLIN FINANCIAL NETWORK, INC.

(Exact name of registrant as specified in charter)

Tennessee	001-36895	20-8839445
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

722 Columbia Avenue, Franklin, Tennessee 37064

(Address of Principal Executive Offices)

615-236-2265

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On August 25, 2015, the board of directors (“Board”) of Franklin Financial Network, Inc. (the “Company”) appointed Benjamin Wynd to the Board for a term expiring at the Company’s 2016 annual meeting of shareholders.

Mr. Wynd, a Certified Public Accountant and partner at Smiley CPAs in Franklin, Tennessee since November 2014, has extensive management, technical and analytical skills, and brings significant experience in various technical accounting, finance and Securities and Exchange Commission (“SEC”) reporting roles.

Mr. Wynd has been heavily involved Nashville’s healthcare industry, as the Assistant Vice President –Accounting and Financial Reporting at Capella Healthcare (“Capella”), from April 2014 to November 2014, and prior to Capella as the Director of Financial Reporting at Tenet Healthcare/Vanguard (“Vanguard”) from 2009 to 2014. While at Vanguard, Mr. Wynd was actively engaged in working on Vanguard’s SEC filings, including Vanguard’s initial public offering in June 2011, comprehensive debt refinancing, overseeing the financial reporting of Vanguard’s health plans and supporting acquisition due diligence. Mr. Wynd’s experience also includes working with national accounting firms (in the areas of Taxation, Audit and Acquisition Due Diligence), as well as with the 2002 Olympic Winter Games in Salt Lake City, Utah, from 2000 to 2002. A graduate of Transylvania University in Lexington, Kentucky in 2000, he is a member of various professional and industry organizations as well as a Board Member for Outdoor Encounter, a non-profit organization, from 2008 to 2015.

In connection with his appointment to the Board, Mr. Wynd was appointed as a member of the Board’s audit committee.

Mr. Wynd will be compensated in accordance with the Company’s existing Board compensation policy.

There are no arrangements or understandings between Mr. Wynd and any other person pursuant to which he was selected a director of the Company, nor are there any family relationships between Mr. Wynd and any of the Company’s directors or executive officers. There are no transactions between Mr. Wynd and the Company that would be required to be reported under Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934 (the “Exchange Act”).

Item 7.01.	Regulation FD Disclosure.

On August 27, 2015, the Company issued a press release (the “Press Release”) announcing the appointment of Mr. Wynd to the Board. A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Pursuant to the rules and regulations of the SEC, the information in this Item 7.01 disclosure, including Exhibit 99.1 and information set forth therein, is deemed to have been furnished and shall not be deemed to be “filed” under the Securities Exchange Act.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press Release, dated August 27, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 27, 2015

FRANKLIN FINANCIAL NETWORK, INC.

By:	/s/ Sally P. Kimble
Sally P. Kimble Executive Vice President, Chief Financial Officer and Chief Administrative Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated August 27, 2015